Property, Plant and Equipment, Net - Schedule of Property and Equipment (Details) (Hong Kong Wetouch Electronics Technology Limited) - Hong Kong Wetouch Electronics Technology Limited [Member] - USD ($)
	Dec. 31, 2019	Dec. 31, 2018
Subtotal	$ 15,147,242	$ 15,332,338
Less: accumulated depreciation	(5,279,658)	(4,362,015)
Property, plant and equipment, net	9,867,584	10,970,323
Buildings [Member]
Subtotal	9,682,590	9,804,124
Machinery, Equipment and Furniture [Member]
Subtotal	$ 5,464,652	$ 5,528,214